PROSPECTUS SUPPLEMENT DATED APRIL 2, 2001

This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by Fortis Benefits Insurance Company.

    Fortis Opportunity Variable Annuity dated May 1,
  2000
    Fortis Masters Variable Annuity dated May 1, 2000
    Fortis Opportunity+ Variable Annuity dated May 1,
  2000
    Fortis Masters+ Variable Annuity dated May 1, 2000
    Income Preferred Variable Annuity dated May 1,
  2000
    Fortis Empower Variable Annuity dated May 1, 2000
    Fortis Wall Street Series VUL dated May 1, 2000
    Fortis Wall Street Series Survivor VUL dated May
  1, 2000
    Fortis Wall Street Series VUL 220 dated May 1,
  1999
    Fortis Wall Street Series VUL 500 dated May 1,
  1999
    Harmony Investment Life VUL dated May 1, 1995


Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

Effective April 1, 2001, Fortis Benefits contracted the administrative servicing of the contracts to Hartford
Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group
("Hartford"). Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including claims administration, oversight of investment management and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.

Additionally, Hartford acquired the principal underwriter of the contracts, Fortis Investors, Inc.
As a part of the transaction Fortis Investors, Inc. is changing its name to Woodbury Financial Services, Inc.

As part of the transaction, the Fortis Series Fund, Inc. (the "Fund") which provides underlying investment options for the contracts, entered into a new investment advisory agreement with HL Advisors, LLC
("HLA"), a Hartford affiliate, to provide investment management for the Fund. HLA has, in turn, entered into several subadvisory agreements with both current and new investment advisers. For further information about the Fund and the new advisory and subadvisory agreements, please refer to the Fortis Series Fund prospectus supplement dated April 2, 2001.


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